EXCHANGE LISTED FUNDS TRUST

HIGH YIELD ETF

NYSE Arca Ticker: HYLD

Supplement dated March 20, 2023 to the currently effective Prospectus, Summary Prospectus

(together, the “Prospectuses”) and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the High Yield ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of Exchange Listed Funds Trust has approved the proposed reorganization of the Fund into the AXS Real Estate Income ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II. The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Acquiring Fund will have a different investment objective, different principal investment strategies, and different principal risks than the Fund. Exchange Traded Concepts, LLC serves as the Fund’s investment adviser and MacKay Shields LLC and WhiteStar Asset Management LLC serve as the Fund’s sub-advisers. AXS Investments LLC will be the investment adviser to the Acquiring Fund. Exchange Traded Concepts, LLC will not be involved in the management of the Acquiring Fund and the Acquiring Fund will not have a sub-adviser. The Acquiring Fund is expected to have the same management fee before fee waiver as the Fund, but a lower management fee after fee waiver than the Fund for a period of two years from the date of the reorganization.

The proposed reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. If approved by shareholders, the reorganization is expected to occur during the second quarter of 2023. Shares of the Fund will continue to trade on the NYSE Arca, Inc. until the reorganization occurs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.